UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2015

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 South Hope Street, 25th Floor Los Angeles, California	90071
(Address of Principal Executive Offices)	(Zip Code)

(213) 613-3333

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 7.01	Regulation FD Disclosure

On March 31, 2015, the Company issued a press release announcing that it has entered into a definitive agreement to acquire the Global WorkPlace Solutions (“GWS”) business of Johnson Controls, Inc. GWS is a market-leading provider of Integrated Facilities Management solutions for major occupiers of commercial real estate and has significant operations around the world. The purchase price is $1.475 billion, payable in cash, with customary post-closing adjustments for working capital and other items. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information required by Item 1.01 will be filed in a separate Current Report on Form 8-K.

The press release also announced that at 9 a.m. Eastern Time on March 31, 2015, the Company will hold a conference call to discuss the GWS transaction with the investment community. A copy of the presentation to be used in connection with this conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information contained in this Item 7.01 and Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The exhibits listed below are being furnished with this Form 8-K:

Exhibit No.	Description

99.1	Press Release, dated March 31, 2015, of CBRE Group, Inc. entitled “CBRE Group, Inc. Enters into Definitive Agreement to Acquire the Global Workplace Solutions Business of Johnson Controls, Inc.”

99.2	Investor Presentation, dated March 31, 2015, entitled “Acquisition of Global WorkPlace Solutions Business from Johnson Controls, Inc.”

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: This Current Report and the exhibits furnished herewith contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve risks and uncertainties, including, but not limited to, the expected closing date of the acquisition, expected cost synergies and earnings accretion, expected tax benefits, expected financing sources for the transaction and the ability of the Company to successfully integrate GWS with the Company’s existing operations globally, as well as other risks and uncertainties discussed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”). These statements should be considered as estimates only, and actual results may differ materially from these statements. Any forward-looking statements speak only as of the date of this Current Report and, except to the extent required by applicable securities laws, the Company expressly disclaims any obligation to update or revise any of them to reflect actual results, any changes in expectations or any change in events. If the Company does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements. For additional information concerning risks, uncertainties and other factors that may cause actual results to differ from those anticipated in the forward-looking statements, and risks to the Company’s business in general, please refer to the Company’s SEC filings, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2015	CBRE GROUP, INC.

	By:	/s/ GIL BOROK
Gil Borok Deputy Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated March 31, 2015, of CBRE Group, Inc. entitled “CBRE Group, Inc. Enters into Definitive Agreement to Acquire the Global Workplace Solutions Business of Johnson Controls, Inc.”

99.2	Investor Presentation, dated March 31, 2015, entitled “Acquisition of Global WorkPlace Solutions Business from Johnson Controls, Inc.”